UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2016

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53012	90-0687379
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

709 S. Harbor Blvd., Suite 250, Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (321) 725-0090

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement

First Choice Healthcare Solutions, Inc. (the “Company”), a diversified holding company focused on delivering clinically superior, patient centric, multi-specialty care through state-of-the-art medical centers of excellence, has announced that its wholly-owned subsidiary Marina Towers, LLC (“Seller”), a Florida limited liability company, has completed the sale and leaseback of its 78,000 square-foot medical office building located on the Melbourne riverfront (“Marina Towers”) for a purchase price of $15.45 million (the “Purchase Price”) to Global Medical Reit Inc. (“Purchaser”). Marina Towers is located at 709 S. Harbor City Blvd., Melbourne, FL on 1.9 acres of land. The acquisition includes the site and building, an easement on the adjacent property to the north for surface parking, all tenant leases, and above and below ground garages (the “Property”).

The entire facility has been leased back to Sellers, via a 10-year absolute triple-net master lease agreement that expires in 2026. The tenant has two successive options to renew the lease for five-year periods on the same terms and conditions as the primary non-revocable lease term with the exception of rent, which will be adjusted to the prevailing fair market rent at renewal and will escalate in successive years during the extended lease period (“Lease Agreement”). The obligations under the Lease Agreement are guaranteed by the Company.

The foregoing description of the Lease Agreement does not purport to be complete and is qualified in its entirety by the Lease Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 7.01	Regulation FD Disclosure

On April 1, 2016, the Company issued a press release announcing that the Company’s wholly-owned subsidiary, Marina Towers, LLC, has completed the sale and leaseback of Marina Towers. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. In accordance with General Instructions B.2 of Form 8-K, Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
10.1	Lease Agreement dated March 31, 2016 between GMR Melbourne, LLC and Marina Towers, LLC
99.1	Press Release – April 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.
(Registrant)

Date: April 2, 2016
/s/ Chris Romandetti
Name: Chris Romandetti
Chief Executive Officer